UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2009

Commission File Number: 333-153111

SHENGRUI RESOURCES CO. LTD.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

270 – 11331 Coppersmith Way
Richmond, British Columbia, Canada V7A 5J9
(Address of principal executive offices)

(604) 214-7706
(Registrant’s telephone number, including area code)

__________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Events

Effective June 8, 2009 the registrant filed a Certificate of Amendment to its Articles of Incorporation with the Nevada Secretary of State to change its name from Double Halo Resources Inc. to Shengrui Resources Co. Ltd (the “Name Change”).  The Name Change has been processed by FINRA and was declared effective as of the open of business on August 20, 2009.

Pursuant to the Name Change, the Company’s new CUSIP number is 82322F105 and its new trading symbol is “SRUI”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shengrui Resources Co. Ltd.
(Registrant)

Date: August 26, 2009	/s/ Donald Fairholm
Donald Fairholm
Chief Financial Officer, Principal Accounting Officer, Treasurer, Director